SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934

[X]    Filed by the Registrant
[ ]    Filed by a Party other than the Registrant

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                HEADWAY CORPORATE RESOURCES, INC.
        (Name of Registrant as Specified in Its Charter)

                Commission File Number:  0-23170

                         Not Applicable
    (Name of Persons Filing Proxy Statement If Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:_____________________________________
2) Aggregate number of securities to which transaction applies:_____________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
       (Set forth the amount on which the filing fee is calculated and state how it was determined): __________________________
4)    Proposed maximum aggregate value of transaction:_________________________
5)    Total fee paid:___________________________________________

[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:______________________________________
2)    Form, Schedule or Registration Statement No.:____________________________
3)    Filing Party:________________________________________
4)    Date Filed:__________________________________________

                HEADWAY CORPORATE RESOURCES, INC.
                  850 Third Avenue, 11th Floor
                    New York, New York  10022

                 ANNUAL MEETING OF STOCKHOLDERS
                          JUNE 24, 1999

                   PROXY STATEMENT AND NOTICE
                     SOLICITATION OF PROXIES



      The enclosed proxy is being solicited by the Board of Directors of Headway Corporate Resources, Inc., 850 Third Avenue, 11th Floor, New York, New York 10022, a Delaware corporation ("Headway" or the "Company"), for use at the Annual Meeting of the Stockholders of Headway (the "Annual Meeting") to be held at 3:30 p.m., on June 24, 1999, at the principal office of the Company listed above, and at any adjournment thereof. This Proxy Statement, together with the Company's 1998 Annual Report, serves as notice of the Annual Meeting, a description of the proposals to be addressed at the Annual Meeting, and a source of information on the Company and its management.

      Stockholders may revoke their proxies by delivering a written notice of revocation to the Secretary of the Company at any time prior to the exercise thereof, by the execution of a later-dated proxy by the same person who executed the prior proxy with respect to the same shares, or by attendance at the Annual Meeting and voting in person by the person who executed the prior proxy.

      The solicitation will be primarily by mail but may also include telephone, telegraph, or oral communication by officers or regular employees. Officers and employees will receive no additional compensation in connection with the solicitation of proxies. All costs of soliciting proxies will be borne by the Company. The approximate mailing date of the proxy statement and proxy to stockholders is May 14, 1999.

      The purpose of the Annual Meeting is to propose and vote on the following items:

     (1)  Election of Gary S. Goldstein, Barry S. Roseman, and Bruce
          R. Ellig, as Class 1 Directors of Headway to serve for a term of three years and until their successors are duly elected and qualified;

     (2) Approval of the Amended 1993 Stock Incentive Plan of the Company;

     (3) Ratification of the appointment of Ernst & Young LLP as independent auditors of the Company for 1999; and

     (4) All other business as may properly come before the Annual Meeting or any adjournments thereof.

     All proxies will be voted as specified. In the absence of specific instructions, proxies will be voted FOR proposals (1),
(2), and (3). Proxies will be voted in the discretion of the proxy holder on any other business coming before the Annual Meeting, including any stockholder proposal or other matter not included in this proxy statement of which the Company did not receive notice prior to March 30, 1999.

PLEASE  SIGN  YOUR  NAME  EXACTLY AS IT  APPEARS  ON  THE  PROXY.
STOCKHOLDERS RECEIVING MORE THAN ONE PROXY BECAUSE OF SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES MUST COMPLETE AND RETURN EACH PROXY IN ORDER TO VOTE ALL SHARES TO WHICH ENTITLED.

OUTSTANDING SHARES AND VOTING RIGHTS

      Record  Date.   Stockholders of  record  at  the  close  of
business on May 5, 1999, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

      Shares Outstanding. As of May 5, 1999, a total of 10,203,220 shares of the Company's Common Stock (the "Common Stock"), were outstanding and entitled to vote at the Annual Meeting. As of the Record Date, the Company had one class of preferred stock outstanding, Series F Convertible Preferred Stock, which is not entitled to vote on any of the matters to be voted upon by stockholders at the Annual Meeting.

      Voting Rights and Procedures. Each outstanding share of Common Stock is entitled to one vote on all matters submitted to a vote of stockholders. The Company's Bylaws and Delaware law require the presence, in person or by proxy, of a majority of the outstanding shares entitled to vote to constitute a quorum to convene the Annual Meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

       Stockholder Proposals for the 2000 Annual Meeting. Proposals from stockholders intended to be included in the Company's proxy statement for the 2000 Annual Meeting must be received by the Secretary of the Company on or before January 15, 2000 (not less than 120 days prior to the day in 2000 which corresponds to the date on which this Proxy Statement is released to stockholders), and may be omitted unless the submitting stockholder meets certain requirements. It is suggested that the proposal be submitted by certified mail, return-receipt requested.

     If the Company does not receive notice of a stockholder proposal that is not included in the Company's Proxy Statement but that will be presented at the 2000 Annual Meeting on or before February 29, 2000 (not less than 45 days prior to the day in 2000 which corresponds to the date on which this Proxy Statement is released to stockholders), such notice will be considered untimely, which means that any proxy returned to the Company conferring discretionary authority to vote may be voted at the proxy holders discretion on the proposal.

                      ELECTION OF DIRECTORS
                        (PROPOSAL NO. 1)

      The Company's Certificate of Incorporation and Bylaws provide that the Board is divided into three classes designated as Class 1, Class 2 and Class 3, which are as equal in number as possible. The Directors in each Class serve for a term ending on the date of the third annual meeting following the meeting at which the Directors of that Class are elected. At the 1999 Annual Meeting, Directors of Class 1, consisting of three persons, are up for election to serve until the annual meeting of stockholders in the year 2002.

      The Board of Directors has nominated for election as the Class 1 Directors Gary S. Goldstein, Barry S. Roseman, and Bruce
R. Ellig, who currently serve in those positions. Set forth below under the caption "DIRECTORS AND EXECUTIVE OFFICERS", is information on the age, presently held positions with the Company, principal occupation now and for the past five years, other directorships in public companies, and tenure of service with the Company as a Director for each of the nominees.

      Each Director is elected by vote of a plurality of the shares of voting stock present and voted, in person or by proxy, at the Annual Meeting. Votes that are withheld will be excluded from the vote and will have no effect on the election of directors. Brokers who hold shares in street name for customers have the authority to vote at their discretion on the election of directors, when they have not received instructions form beneficial owners. If no direction is indicated on the proxy, the shares represented by the proxy will be will be voted FOR the election of the nominees named above. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by the Company's Board of Directors.

The Board Recommends a Vote "FOR" The Nominees

           APPROVAL OF THE AMENDED 1993 INCENTIVE PLAN
                        (PROPOSAL NO. 2)

Purpose of Proposal

     At the Annual Meeting, stockholders will be asked to approve the Company's Amended 1993 Incentive Plan (the "Plan"), which was originally adopted in October 1993 and amended by the Board of Directors in April 1999. The Plan, as amended, is being submitted to stockholders in order to satisfy the stockholder approval requirements of Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code") and update the Plan. A copy of the Plan is presented in Appendix A to this proxy statement for your review and approval.

Plan Intended To Comply with Section 162(M) of the Code

     Section 162(m) of the Code disallows a public company's deductions for employee remuneration exceeding $1,000,000 per year for its Chief Executive Officer and other four most highly compensated officers, but contains an exception for "performance-based compensation" that meets certain requirements. In order for the Plan to meet these requirements, the material terms of the Plan must be approved by the Company's stockholders, as set forth herein. The Plan is intended to qualify grants of stock options, stock awards, and cash awards made under the Plan as "performance-based compensation" pursuant to section 162(m) of the Code. The Plan limits the number of shares subject to options and stock awards granted to any individual in any calendar year to no more than 500,000 shares. It further limits the amount of cash awards granted to any individual in any calendar year to no more than two percent of the Company's annual revenues.

     Any award intended to be "performance-based compensation" shall be conditioned on the achievement of one or more performance measures and shall be made during the period required under Section 162(m). The Plan specifies one performance measure, which is positive income from continuing operations. This means that for any fiscal year in which the Company has positive income from continuing operations the Executive Compensation Committee may grant awards intended to be performance-based compensation within the meaning of Section 162(m). Other "performance measures" that may be used by the Executive Compensation Committee for such awards shall be based on one or more of the following:

      (i) operating profits (including earnings before interest expense, taxes, depreciation, and amortization), net profits, earnings per share, profit returns and margins, revenues, shareholder return and/or value, stock price, working capital, shareholder equity, and economic profit, which may be measured on a Company, subsidiary, or business unit basis; or

      (ii) any one or more of the performance criteria set forth in the next preceding subparagraph (i) measured on the basis of a relative comparison of Company, subsidiary, or business unit performance to the performance of a peer group of entities or other external measure of the selected performance criteria;

provided, that profit, earnings, and revenues used for any performance measure shall exclude: gains or losses on operating asset sales or dispositions; litigation or claim judgments or settlements; accruals for historic environmental obligations; effect of changes in tax law or rate on deferred tax liabilities; accruals for reorganization and restructuring programs; uninsured catastrophic property losses; the cumulative effect of changes in accounting principles; and any extraordinary non-recurring items described in applicable accounting principles.

Description of Amended 1993 Incentive Plan

     The purpose of the Plan is to provide directors, officers, employees, and consultants with additional incentives by increasing their ownership interests in the Company. Directors, officers, and other employees of the Company and its subsidiaries are eligible to participate in the Plan. In addition, awards may be granted to consultants providing valuable services to the Company. As of April 15, 1999, the Company and its affiliates employed approximately 400 individuals and retain approximately three consultants who are eligible to participate in the Plan. Awards under the Plan are granted by the Executive Compensation

Committee of the Board and may include incentive stock options ("ISOs"), non-qualified stock options ("NQSOs"), stock appreciation rights, stock units, restricted stock, restricted stock units, performance shares, performance units, or cash awards.

     The Executive Compensation Committee of the Board administers the Plan. The Executive Compensation Committee generally has discretion to determine the terms of a Plan Award, including the type of award, number of shares or units covered by the award, option price, term, vesting schedule, and post-
termination exercise period or payment. Notwithstanding this discretion: (i) the number of shares subject to an award granted to any individual in any calendar year may not exceed 500,000 shares; (ii) the amount of cash awards granted to any individual in any calendar year may not exceed two percent of the Company's annual revenues (iii) the option price per share of Common Stock may not be less than 75% of the fair market value of such share at the time of grant; (iv) the option price per share of Common Stock for an ISO may not be less than 100% of the fair market value of such share at the time of grant or 110% of the fair market value of such shares if the option is granted to a stockholder owning more than 10% of the combined voting power of all classes of the stock of the Company or a parent or subsidiary on the date of the grant of the option (a "10% stockholder"); and
(v) the term of any ISO may not exceed 10 years, or five years if the option is granted to a 10% stockholder. No outstanding stock option or other award under the Plan has been granted subject to the receipt of stockholder approval of the Plan.

     A maximum of 3,771,000 shares of Common Stock that may be subject to outstanding awards, determined immediately after the grant of any award under the Plan. Shares of Common Stock which are attributable to awards which have expired, terminated, or been canceled or forfeited during any calendar year are available for issuance or use in connection with future awards.

     The Plan will remain in effect until June 23, 2009, unless earlier terminated by the Board of Directors. No ISO may be granted more than 10 years after the original adoption of the Plan by the Board in August 1993. The Plan may be amended by the Board of Directors without the consent of the stockholders of the Company, except that stockholder approval is required for any amendment that materially increases the aggregate number of shares of stock that may be issued under the Plan or materially modifies the requirements as to eligibility for participation in the Plan.

Tax Treatment of Awards

     Incentive Stock Options. An employee will not recognize federal taxable income, upon either the grant or exercise of the ISO. However, for purposes of the alternative minimum tax imposed under the Code, in the year in which an ISO is exercised, the amount by which the fair market value of the shares acquired upon exercise exceeds the exercise price will be treated as an item of adjustment and included in the computation of the recipient's alternative minimum taxable income. An employee who disposes of the shares acquired upon exercise of an ISO after two years from the date the ISO was granted and after one year from the date such shares were issued upon exercise of the ISO will recognize long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price, and the Company will not be entitled to any tax deduction by reason of the grant or exercise of the ISO. As a general rule, if an employee disposes of the shares acquired upon exercise of an ISO before satisfying both holding period requirements (a "disqualifying disposition"), his or her gain recognized on such a disposition will be taxed as ordinary income to the extent of the difference between the fair market value of such shares on the date of exercise and the exercise price, and the Company will be entitled to a deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income on such a disqualifying disposition will be long-term or short-term capital gain, depending upon the length of time the shares were held prior to disposition.

     Non-Qualified Stock Options. There are no federal income tax consequences to an individual or to the Company upon the grant of an NQSO under the Plan. Upon the exercise of an NQSO, an individual will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price of the NQSO, and the Company generally will be entitled to a corresponding federal income tax deduction. Upon the sale of shares acquired by the exercise of an NQSO, an individual will have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the individual's adjusted tax basis in the shares (the exercise price plus the amount of ordinary income recognized by the individual at the time of exercise of the NQSO).

      Stock Appreciation Rights. There are no federal income tax consequences to an individual or to the Company upon the grant of a SAR under the Plan. Upon the exercise of a SAR, an individual will recognize ordinary compensation income in an amount equal to the consideration received, and the Company generally will be entitled to a corresponding federal income tax deduction. If the SAR is paid by the Company in shares of stock, sale of the shares will result in a long-term or short-term capital gain or loss in an amount equal to the difference between the amount realized upon the sale and the individual's adjusted tax basis in the shares (the amount of ordinary income recognized by the individual at the time of exercise of the SAR).

      Other Stock or Unit Awards. Generally, stock units, restricted stock, restricted stock units, performance shares, and performance units have no federal income tax consequences at the time of grant, because the awards are subject to a vesting schedule or other conditions rendering the awards subject to a risk of forfeiture. The recipient of the award may make an election under Section 83 of the Code to realize ordinary compensation income at the time of grant equal to the fair market value of the award at that time, in which case the Company is entitled to a corresponding federal income tax deduction. If no
Section 83 election is made, then ordinary compensation income is not recognized until the risk of forfeiture lapses, and the Company is entitled to a federal income tax deduction at that time. Subsequent sale of the shares will result in a long-term or short-term capital gain or loss in an amount equal to the difference between the amount realized upon the sale and the recipient's adjusted tax basis in the shares (the amount of ordinary income recognized through the Section 83 election or, if no such election is made, at the time the risk of forfeiture lapses).

Vote Required

     The proposal to approve the Amended 1993 Incentive Plan must be approved by the affirmative vote of a majority of the shares of voting stock present and voted on the proposal, in person or by proxy, at the Annual Meeting. Abstentions will have the effect of a negative vote on the proposal. If no direction is indicated on the proxy, the shares represented by the proxy will be voted FOR the proposal. "Broker Non-votes" as to the proposal will not affect the outcome of the vote on the proposal.

The  Board of Directors Recommends a Vote "For" Approval  of  the
Amended 1993 Incentive Plan.

       RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                        (PROPOSAL NO. 3)

      The accounting firm of Ernst & Young LLP ("Ernst & Young") has been approved by the Board, upon recommendation by the Audit Committee, to serve as independent auditors of the Company for 1999, subject to approval by the stockholders by an affirmative vote of a majority of the outstanding shares of the Company's Common Stock represented at the Annual Meeting. Ernst & Young served as independent auditors of the Company since 1996. The Company has been advised that neither Ernst & Young nor any of its members or associates has any relationship with the Company or any of its affiliates, except in the firm's capacity as the Company's independent auditors.

      Representatives of Ernst & Young will be present at the Annual Meeting of Stockholders, will be afforded an opportunity to make a statement if they desire, and will be available to respond to appropriate questions from stockholders.

      The proposal to ratify the selection of Ernst & Young to serve as independent auditors of the Company for 1999 must be approved by the affirmative vote of a majority of the shares of voting stock present and voted on the proposal, in person or by proxy, at the Annual Meeting. Abstentions will have the effect of a negative vote on the proposal. If no direction is indicated on the proxy, the shares represented by the proxy will be voted FOR the proposal. Broker non-votes as to the proposal will not affect the outcome of the vote on the proposal.

The Board of Directors Recommends a Vote "For" Ratification of the Appointment of Ernst & Young LLP.

   SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

Principal Stockholders

      The following table sets forth as of April 29, 1999, the number and percentage of the outstanding shares of Common Stock which, according to the information supplied to the Company, were beneficially owned by each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding Common Stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

                                           Amount and Nature of
                                           Beneficial Ownership
                                         ________________________

                                                       Options,
                                           Common    Warrants and   Percent of
                                           Shares     Rights (1)     Class (2)

Gary S. Goldstein                        1,752,005     271,667         19.3
850 Third Avenue
New York, NY 10022

Barry S. Roseman                           383,629     150,000          5.2
850 Third Avenue
New York, NY 10022

GarMark Partners, L.P. (3)                     -0-   2,237,222         18.0
1325 Avenue of the Americas
26th Floor
New York, NY 10019

Moore Global Investments, Ltd. (4)             -0-     833,333          7.6
Remington Investment Strategies, L.P.
c/o Moore Capital
1251 Avenue of the Americas
53rd Floor
New York, NY 10020

White Rock Capital Management, L.P. (5)    984,000         -0-          9.6
3131 Turtle Creek Boulevard, Suite 800
Dallas, TX 75219

____________________________________________

(1) These figures represent options and warrants that are vested or will vest within 60 days from the date as of which information is presented in the table.

(2) These figures represent the percentage of ownership of the named individuals assuming each of them alone has exercised his or her options, warrants, or conversion rights, and percentage ownership of all officers and directors of a group assuming all such purchase or conversion rights held by such individuals are exercised.

(3) GarMark Partners, L.P., is the holder of Series F Convertible Preferred Stock of the Company, which is convertible to the 2,222,222 shares of Common Stock, subject to adjustment in certain circumstances. E Garrett Bewkes, III, and Mark Solow are the Managing Members of GarMark Associates L.L.C., the general partner of GarMark Partners, L.P., and, therefore, these persons may be deemed to have shared voting and investment control with respect to such shares. Mr Bewkes serves as a non-employee director of the Company, for which he is entitled to receive annually 5,000 options to purchase Common Stock. Mr. Bewkes has elected to have all such options issued to GarMark Partners, L.P., so the figure in the table includes the options.

(4) Moore Capital Management, Inc. ("MCM"), is the discretionary investment manager of Moore Global Investments, Ltd., a Bahamian corporation ("MGI"). MGI is the holder of Series F Convertible Preferred Stock of the Company, which is convertible to 683,333 shares of Common Stock, subject to adjustment in certain circumstances. Moore Capital Advisors, LLC ("MCA"), is the discretionary investment manager and general partner of Remington Investment Strategies, L.P., a Delaware limited partnership ("RIS"). RIS is the holder of Series F Convertible Preferred Stock of the Company, which is convertible to 150,000 shares of Common Stock, subject to adjustment in certain circumstances. Louis M. Bacon is the Chairman and Chief Executive Officer, director, and controlling equity owner of both MCM and MCA. Accordingly, Mr. Bacon and MCM, and Mr. Bacon and MCA, respectively, may be deemed to have shared voting and investment control with respect to the shares held, respectively, by MGI and RIS.

(5) White Rock Capital Management, L.P., a Texas limited partnership ("WR Management"), is the discretionary investment manager of certain institutional investors for which it acquired 814,000 shares of Common Stock. WR Management holds for its own account 14,000 shares of Common Stock. WR Management is the general partner of White Rock Capital Partners, L.P., a Texas Limited partnership ("WR Partners"), which holds 156,000 shares of Common Stock. The general Partner of WR Management is White Rock Capital, Inc., a Texas corporation ("WR Capital"), and the stockholders of WR Capital are Thomas U. Barton and Joseph U. Barton. Based on these relationships, each of WR Management, WR Capital, Thomas U. Barton, and Joseph U. Barton may be deemed to have shared voting and investment control with respect to the shares held by WR Management for its institutional clients and its own account and the shares held by WR Partners.















                      This space left blank

Management

      The following table sets forth as of April 29, 1999, the number and percentage of the outstanding shares of Common Stock which, according to the information supplied to the Company, were beneficially owned by (i) each person who is currently a director of the Company, (ii) each Named Executive Officer (as defined below), and (iii) all current directors and executive officers of the Company as a group. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

                                            Amount and Nature of
                                            Beneficial Ownership
                                           _______________________

                                                         Options,
                                            Common     Warrants and  Percent of
                                            Shares     Rights (1)     Class (2)


Gary S. Goldstein                         1,752,005        271,667      19.3

Barry S. Roseman                            383,629        150,000       5.2

G. Chris Andersen                            49,965         10,000       0.6

E. Garrett Bewkes, III (3)                      -0-      2,237,222      18.0

Bruce R. Ellig                               65,000          5,000       0.7

Ehud D. Laska                                79,580        130,000       2.0

Richard B. Salomon                           49,965         10,000       0.6

Philicia G. Levinson                         66,621         15,000       0.8

All Executive officers and                2,446,765      2,828,889      40.5
 Directors as a Group (8 Persons) (3)
_______________________________________

(1) These figures represent options and warrants that are vested or will vest within 60 days from the date as of which information is presented in the table.

(2) These figures represent the percentage of ownership of the named individuals assuming each of them alone has exercised his or her options, warrants, or conversion rights, and percentage ownership of all officers and directors of a group assuming all such purchase or conversion rights held by such individuals are exercised.

(3) The figure for options, warrants and rights includes the shares of GarMark Partners, L.P., because of the relationships described in Note (3) to the table for Principal Stockholders.

                DIRECTORS AND EXECUTIVE OFFICERS

Directors and Officers

      The following table sets forth the names, ages, and positions with the Company for each of the directors and officers of the Company. The Board of Directors is divided into three classes, and only one class of directors is elected at each annual meeting of stockholders. The table indicates the class of which each director is a member and the year in which his term expires based on the class.


Name                    Age    Positions (1)                     Term Ends

Gary S. Goldstein (2)    44    Chairman, Chief Executive          Class 1
                               Officer and Director                1999

Barry S. Roseman (2)     46    President, Treasurer, Chief        Class 1
                               Operating Officer and Director      1999

G. Chris Andersen        61    Director                           Class 3
                                                                   2000

E. Garrett Bewkes, III   48    Director                           Class 2
                                                                   2001

Bruce R. Ellig (2)       62    Director                           Class 1
                                                                   1999

Ehud D. Laska            49    Director                           Class 2
                                                                   2001

Richard B. Salomon       51    Director                           Class 3
                                                                   2000

Philicia G. Levinson     35    Senior Vice President, Chief       N/A
                               Financial Officer, and Secretary
______________________________

(1) All executive officers are elected by the Board and hold office until the next Annual Meeting of stockholders and until their successors are elected and qualify.

(2) Gary S. Goldstein, Barry S. Roseman, and Bruce R. Ellig are members of Class 1 of the Board of Directors, and have been nominated by the Board for re-election at the Annual Meeting.
See "PROPOSAL NO. 1 -- ELECTION OF DIRECTORS", above.

      The following is information on the business experience of each director and officer.

      Gary S. Goldstein has served in a number of executive positions with the Company and its predecessors over the past twelve years, including, Chairman, President, and Chief Executive Officer. He is currently a director and executive officer of each of the Company's subsidiary corporations. Mr. Goldstein has extensive experience in human resource recruitment within all areas of the financial services industry. Prior to entering the recruitment industry, Mr. Goldstein was on the audit and
consulting  staffs of Arthur Andersen & Co., in  New  York.   Mr.
Goldstein is an active member of the Young Presidents' Organization, Inc., and serves on its Metro Division Board of Directors. He is also an active member of The Brookings Council of the Brookings Institution, The Presidents Association of the American Management Association, and is listed in Who's Who in Finance and Industry.

      Barry S. Roseman oversees all operation of the Company and its subsidiaries. He joined the Company as its Senior Executive Vice President and Chief Operating Officer in January 1992, and became President in September 1996. He is currently a director and executive officer of each of the Company's subsidiary corporations. For nine years prior to 1992, Mr. Roseman was employed at FCB/Leber Katz Partners, Inc., a division of True North Communications, Inc., in various positions; most recently as Senior Vice President Director of Agency Operations.

      G. Chris Andersen became a director of the Company in June 1995. He is one of the founders of Andersen, Weinroth & Co., L.P., a merchant banking firm, which commenced operations in January 1996. For over five years prior to 1996, Mr. Andersen served as the Vice Chairman of PaineWebber Incorporated. Mr. Andersen also serves as a director of four other public companies, Sunshine Mining and Refining Company, TEREX Corporation, and Compost America.

      E. Garrett Bewkes, III, became a director of the Company in March 1998 pursuant to the terms of the new financing obtained by the Company in that month. From November 1995 to the present he has served as a Managing Member of GarMark Associates L.L.C. He was a member of the Management Committee of Investcorp International, Inc., from March 1994 to November 1995, where he headed the North American Investment Group. Mr. Bewkes was with Bear Stearns and Co., Inc., for nine years prior to March 1994, most recently as Vice Chairman and Co-Head of Investment Banking. From June 1994 to the present, Mr. Bewkes has served as a director of Saks Holdings, Inc., in New York City.

      Bruce R. Ellig became a director of the Company in April 1997. Currently Mr. Ellig is an independent consultant and adviser on human resource matters. From 1985 through October 1996, Mr. Ellig served as a Corporate Vice President of the research-based health care company, Pfizer Inc., with worldwide responsibility for its personnel functions. He is a member of the American Compensation Association and the Society for Human Resource Management ("SHRM"). Mr. Ellig was the Chairman of the SHRM board in 1996. Prior to his retirement from Pfizer, Mr.
Ellig was a member of many human resource organizations, and received numerous awards for his contributions to the field. He is a fellow of the National Academy of Human Resources, and is listed in Who's Who in Finance and Industry, the East, America, and the World.

      Ehud D. Laska was appointed a director of the Company in August 1993. He is the Chairman of Coleman and Company Securities, Inc., a member firm of the National Association of Securities Dealers, Inc. Mr. Laska is also a founding partner and President of InterBank Capital Group, LLC. Through these firms, Mr. Laska specializes in building up companies through same industry consolidation and acquisitions. From August 1994 to February 1996, Mr. Laska served as a managing director at the investment banking firm of Continuum Capital, Inc. While serving as a Managing Director with Tallwood Associates, Inc., a boutique investment banking firm, from May 1992 to August 1994, Mr. Laska founded the Private Equity Finance Group, which merged with Continuum Capital, Inc. in August 1994.

      Richard B. Salomon became a director of the Company in June 1995. He has been engaged in the private practice of law for the past five years, during which period he has been a partner in the law firm of Salans Hertzfeld Heilbronn Christy & Viener, counsel to the Company. Mr. Salomon's practice is primarily in the areas of real estate and corporate law. He currently serves as a director of Tweedy Browne Fund, Inc., a mutual fund based in New York City.

      Philicia G. Levinson was appointed Chief Financial Officer of the Company in March 1999, Senior Vice President, Director of Finance, in May 1998, and Secretary in September 1996. Prior to this, she served as Senior Vice President, Director of Corporate Development and managed the Company's acquisition activities since April 1995. She was hired by the Company in December 1992 to provide marketing consulting services to investment banking clients.

Board Meetings and Committees/Compensation

      In 1998 the Board of Directors had three committees. The Executive Compensation Committee considers salary and benefit matters for the executive officers and key personnel of the Company. The members of the Executive Compensation Committee in 1998 were G. Chris Andersen, E. Garrett Bewkes, III, Bruce R.

Ellig,  and  Ehud  D. Laska.  The Finance Committee  assists  the
Board in areas of financing proposals, budgeting, and acquisitions. Members of the Finance Committee in 1998 included Gary S. Goldstein, Barry S. Roseman, G. Chris Andersen, E. Garrett Bewkes, III, Ehud D. Laska, and Richard B. Salomon. The Audit Committee is responsible for financial reporting matters, internal controls, and compliance with financial polices of the Company, and meets with the Company's auditors when appropriate. The members of the Audit Committee in 1998 were E. Garrett Bewkes, III, Ehud D. Laska, and Richard B. Salomon. In 1998 the Board of Directors established the Governance Committee, which makes recommendations to the Board regarding appropriate governance policies and practices, as well as Board and committee membership candidates. The present members of the Governance Committee are E. Garrett Bewkes, III, and Richard B. Salomon.

     The Board of Directors met four times during the past fiscal year. All directors attended at least 75% of the meetings of the Board of Directors. The Executive Compensation Committee met 12 times in 1998, and all director members of those committees attended at least 75% of the meetings. The Finance Committee met once in 1998, and all director members of that committee attended the meetings, except for G. Chris Andersen and Richard B. Salomon. The Audit Committee met once during 1998, and all director members of that committee attended the meeting. The Governance Committee did not meet in 1998.

      Non-employee directors receive $2,500 for each meeting of the Board of Directors attended, $500 for each committee meeting attended, which is held on a day other than a day when a Board of Directors meeting is also held, and reimbursement for travel expenses. In September of each year, non-employee directors receive options to purchase 5,000 shares of the Company's Common Stock exercisable over a period of ten years at an exercise price equal to the fair market value of the Company's Common Stock on the date of issuance. Non-employee directors also receive at the time they are first elected or appointed to the board of directors options to purchase 10,000 shares of the Company's Common Stock exercisable over a period of ten years at an exercise price equal to the fair market value of the Company's Common Stock on the date of issuance.

Section 16(a) Filing Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires officers and Directors of the Company and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in their ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission, and forward copies of such filings to the Company. Based on the copies of filings received by the Company, during the most recent fiscal year the directors, officers, and beneficial owners of more than ten percent of the equity securities of the Company registered pursuant to Section 12 of the Exchange Act have filed on a timely basis all required Forms 3, 4, and 5 and any amendments thereto.

Significant Employees

      The following is information on positions with the Company and business experience of employees whom the Company believes will make significant contributions to its business.

      Irene Cohen, age 61, has served as a Vice Chairman and Executive Vice President of Headway Corporate Staffing Services, Inc., a subsidiary of the Company ("HCSS"), President and Chief Executive Officer of Corporate Staffing Alternatives, Inc., a subsidiary of HCSS ("CSA"), and a director of Headway Personnel, Inc. ("HPI"), a subsidiary of HCSS, since May 31, 1996. She is a founder of Irene Cohen Temps, Inc. ("ICT"), CSA, and HPI, all corporations acquired by the Company in 1996, and served as a director and executive officer of those corporations prior to their acquisition by the Company.

     Michael List, age 42, has served as President and a director of HCSS, ICT, and Certified Technical Staffing, Inc., a subsidiary of HCSS ("CTS"), since May 1996. Prior to the Company's acquisition of these corporations in 1996, Mr. List served with them as a director and executive officer. Mr. List currently serves on the Board of the New York Association of Temporary Services.

                     EXECUTIVE COMPENSATION

Annual Compensation

     The following table sets forth certain information regarding the annual and long-term compensation for services in all capacities to the Company for the prior fiscal years ended December 31, 1998, 1997, and 1996, of those persons who were either (i) the chief executive officer of the Company during the last completed fiscal year or (ii) one of the other four most highly compensated executive officers of the Company as of the end of the last completed fiscal year whose annual salary and bonuses exceeded $100,000 (collectively, the "Named Executive Officers").



                                                                          Long Term        All Other
Name and Prinicipal Position                Annual Compensation          Compensation   Compensation (1)
                                    ___________________________________  ____________   ________________

                                                           Other Annual    Options/
                             Year   Salary ($)  Bonus ($)  Compensation     SARs(#)

Gary S. Goldstein            1998    302,375    450,000       55,961             --              --
  Chairman, Chief            1997    300,000    425,000       44,222        250,000           2,375
  Executive Officer          1996    470,000    210,000       51,388             --           2,375

Barry S. Roseman             1998    252,375    212,500       26,727             --              --
  President, Chief           1997    250,000    169,000       24,416             --           2,375
  Operating Officer          1996    250,000    150,000       25,230        50,000            2,375

Philicia G. Levinson         1998    126,750    100,000           --             --              --
  Senior Vice President,     1997    100,000     80,000           --             --           1,750
  Secretary                  1996    100,000     70,000           --             --           2,062

___________________________________________

(1) Represents contributions by the Company to the former defined contribution 401(k) plan.

Employment and Other Arrangements

       Beginning January 1, 1997, the Company implemented compensation arrangements for Messrs. Goldstein and Roseman by resolution of the Board of Directors adopted on the recommendation of the Executive Compensation Committee. Under the arrangements, the base salaries of Messrs. Goldstein and Roseman in 1998 were $302,375 and $252,375, respectively. Additional incentive compensation is payable to each of them equal to an escalating percentage of the Company's annual earnings (before interest, income tax, depreciation, and amortization expenses) in excess of $3,000,000; provided, that the maximum cash compensation payable to Mr. Goldstein for any one year is $752,375, and the maximum payable to Mr. Roseman for any one year is $502,375. Messrs. Goldstein and Roseman may receive additional bonus or stock incentive compensation from time to time as determined by the Board of Directors on the recommendation of the Executive Compensation Committee. For the year ended December 31, 1996, Gary S. Goldstein and Barry S.
Roseman received base compensation of $470,000 and $250,000, respectively, under their then employment agreements.

      The Company maintains key-man life insurance on Gary S. Goldstein in the amount of $5,876,000, Barry S. Roseman in the amount of $1,065,000, and on the lives of four other employees in the amount of $2,800,000. All policies are owned by the Company, and the Company is the named beneficiary.

Defined Contribution Plan

      At January 1, 1998, the Company implemented a 401(k) retirement plan covering substantially all employees. The plan does not require matching contributions by the Company, and the Company made no contributions to the plan for 1998. Benefits payable to an employee under the plan are determined solely on the basis of the employee's contributions. Prior to 1998, the Company had four qualified 401(k) contribution plans for its employees. Under one plan, the Company was required to make matching contributions up to 25% of the amount contributed by the employees. Employees are fully vested on their contributions when made, and are fully vested on employer contributions after five years of service. Contributions to the old plans for the fiscal years ended December 31, 1997 and 1996, were $53,000 and $55,000, respectively.

Stock Options

     No stock options were granted in 1998 to the Named Executive
Officers.

      The following table sets forth certain information with respect to unexercised options held by the Named Executive
Officers as of December 31, 1998. No outstanding options held by the Named Executive Officers were exercised in 1998.

                            Number of Securities         Value of Unexercised
Name and Principal      Underlying Unexercised Options   In-the-Money Options
Position                       at FY End (#)               at FY End ($) (1)

                          Exercisable/Unexercisable    Exercisable/Unexercisable

Gary S. Goldstein             188,333/ 166,667             515,625/ 332,500
 Chairman, Chief
 Executive Officer

Barry S. Roseman              150,000/ -0-                 515,000/ -0-
 President, Chief
 Operating Officer

Philicia G.Levinson           15,000/ -0-                  50,625/ -0-
 Senior Vice President,
 Secretary
______________________________________

(1) This value is determined on the basis of the difference between the fair market value of the securities underlying the options and the exercise price at fiscal year end. The fair market value of the Company's common stock at fiscal year end was $6.125, which is the last sale price on December 31, 1998.

     The Company's 1993 Incentive Stock Plan ("Plan") was adopted by the Company's board of directors in August 1993, and approved by the Company's stockholders in October 1993. The Plan was substantially amended by resolution of the board of directors in April 1999, and is being submitted to the stockholders for approval at the Annual Meeting. Set forth above under the caption "APPROVAL OF AMENDED 1993 STOCK INCENTIVE PLAN" is a description of the terms of the Amended Plan.

Report  of the Executive Compensation Committee of the  Board  Of
 Directors On Executive Compensation

      The Executive Compensation Committee (the "Committee") supervises the development and implementation of the Company's executive compensation policies and programs. The intent is to align compensation with business objectives and performance and enable the Company to recruit, retain and reward executive officers and other key employees who contribute to the long-term success of the Company and the maximization of shareholder value.

      To this end, the Company's compensation program currently consists of salary, an annual bonus and an equity component in the form of options to purchase Common Stock under the Company's Stock Incentive Plan. In 1998 the Committee did not grant options to any of the Named Executive Officers in the Summary Compensation Table.

       The   Committee  reviews  annually  the  performance   and
compensation of each of the Named Executive Officers. It determined that the compensation of these individuals for 1998 was competitive with the Company's peer group. In each case, this was a subjective determination, based on the Committee's understanding of the business of the Company and general levels of compensation in the industry. It was not based on any quantifiable survey or measurable statistics.

     The Company has retained independent compensation consultants to advise on 1999 compensation with a view to developing objective annual and long-term incentive plans that will in the future link compensation to financial achievements and the enhancement of shareholder value.

     Chief Executive Officer Compensation:

      The  Committee  set  Mr. Goldstein's  salary  for  1998  at
$300,000, based on its knowledge of the salaries of companies with which the Company competes, to be in line with such pay. It awarded Mr. Goldstein a bonus for 1998 of $450,000, in recognition of his significant contributions to the growth, profitability and success of the Company during the year, in which several important acquisitions were successfully completed.

     Section 162(m) of the Internal Revenue Code:

     Section 162(m) of the Internal Revenue Code (the "Code") limits the Company to a deduction for federal income tax purposes of no more than $1,000,000 of compensation paid to any Named Executive Officer in a taxable year. Compensation above $1,000,000 may be deducted if it is "performance-based compensation" within the meaning of the Code. No Named Executive Officer had such compensation in excess of $1,000,000 for 1998.

     The Committee intends to continue to evaluate the effects of the statute and to comply with the Code Section 162(m) in the future to the extent consistent with the best interests of the Company.

     Conclusion:

     For the future, the Company intends to make a significant portion of its compensation program for senior executive officers contingent on Company performance, linking realization of rewards closely to increases in financial performance and shareholder value. The Company is committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of the Company's business may result in highly variable compensation for any particular time period. The Committee's current thinking is to use earnings per share performance in relation to an approved plan for the annual bonus and the relative performance in earnings per share and increase in shareholder value in comparison with an identified peer group of companies for the long-term incentive plan.

                             Members  of  the  Compensation Committee

                             Ehud D. Laska, Chair
                             G. Chris Anderson
                             E. Garrett Bewkes, III
                             Bruce R. Ellig


Compensation Committee Interlocks and Insider Participation

      None of the members of the Executive Compensation Committee is or has been an officer or employee of the Company. However, Ehud D. Laska, provided advisory services to the Company in 1998 through a privately owned consulting firm in connection with an acquisition by the Company, for which the Company paid $147,000.

Performance Graph

                 Headway Corporate Resources, Inc.

          Comparison of Five Year Cumulative Total Return*
 Headway Corporate Resources, Inc., Russell 2000, and the Staffing
                   Industry Index 1993 to 1998

[Cumulative Total Return Graph omitted from electronic filing. See table below.]


Cumulative Total Return*           1994     1995     1996    1997     1998

Headway Corporate Resources, Inc.   250      231      463     434      613
Russell 2000                         97      122      140     169      163
Staffing Industry Index             140      163      306     313      284

* Cumulative Total Return assumes an initial investment of $100. No dividends were paid during the five-year period, so no assumption is made with respect to reinvestment.

      The Staffing Industry Index includes: CDI Corporation, Interim Services, Inc., Kelly Services, Inc., Labor Ready Inc., Manpower Inc., Modis Professional Services Inc., Norrell Corporation, On Assignment Inc., Personnel Group of America Inc., Remedy Temp, Inc., Robert Half International Inc., Romac International Inc., SOS Staffing Services Inc., and StaffMark Inc.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The following discussion includes certain relationships and related transactions which occurred during the Company's fiscal year ended December 31, 1998, as well as the interim period ended
March 31, 1999.

Rights of Series F Stock

       In  March  1998,  the  Company  obtained  $105,000,000  of financing consisting of $85,000,000 in debt and $20,000,000 of equity financing. The equity financing was obtained through the sale of 1,000 shares of Series F Convertible Preferred Stock of the Company ("Series F Stock"). GarMark Partners, L.P.
("GarMark"), Moore Global Investments, Ltd. ("Moore"), and Remington Investment Strategies, L.P. ("Remington"), purchased 666.67, 205, and 45 shares of the Series F Stock, respectively. The Series F Stock is convertible to Common Stock of the Company on the basis of the liquidation preference of the Series F Stock at a conversion price of $5.58 per share, subject to adjustment in certain circumstances including a provision to the effect that conversion within the first two years of the date of issuance will be at a conversion price of $6.00 per share. Assuming
GarMark, Moore, and Remington each converted their shares of Series F Stock, they would receive 2,222,222, 683,333, and 150,000 shares of Common Stock, respectively, which together would represent approximately 23.8% of the outstanding shares assuming no other outstanding options, warrants, or rights were exercised. Consequently, GarMark, Moore, and Remington would have, assuming conversion of their Series F Stock, a significant voice in any matter voted on by the stockholders of the Company.

      The terms of the Series F Stock also provide that GarMark has the right to designate for election one voting member of the Company's Board of Directors and one voting member of each committee of the Board. Each of GarMark and Moore also have the right to designate one non-voting observer of the Company's Board of Directors and one non-voting observer to each of the committees of the Board. Pursuant to these requirements, the Company appointed E. Garrett Bewkes, III, the designee of GarMark, as a director of the Company and a member of each committee of the Board.

      If  at  any time there is a default in the payment  of  any dividend on the Series F Stock, which remains unpaid for four consecutive quarters, or if the Company fails to redeem any shares of Series F Stock when required at the election of the holders on the occurrence of a default or breach of the terms of the Series F Stock, then the Company is required to increase the number of directors constituting the Board by such number that the number of directors nominated and elected by the holders of the Series F Stock is at least one-third of the entire Board and the holders of the Series F Stock shall have the exclusive right to nominate and elect the new directors. In the event the default or breach is subsequently cured, the right of the holders of the Series F Stock to nominate and elect one-third of the Board terminates.

      At the time the terms of the financing and Series F Stock were negotiated between the Company and the participants, none of the participants, including, GarMark, Moore, Remington, and E.
Garrett Bewkes, III, were affiliated with the Company.

Other Matters

      In May 1996, the Company entered into a Credit Agreement with ING (U.S.) Capital Corporation ("ING"), under which ING made a term loan to the Company and established a revolving credit facility for the Company. In connection with this financing arrangement, the Company granted to ING a warrant to purchase 575,000 shares of Series E Convertible Preferred Stock of the
Company ("Series E Stock"), at an exercise price of $0.02 per share. The Series E Stock was convertible at the election of the holder to Common Stock of the Company at the rate of one share for one share. In 1998, ING exercised the warrant and converted the Series E Stock to 575,000 shares of Common Stock. The Company also entered into a Registration Rights Agreement with ING pertaining to the Common Stock of the Company issuable on conversion of the Series E Stock. Pursuant to the Registration Rights Agreement, the Company filed under the Securities Act of 1933 a shelf registration covering the Common Stock issuable to ING, and all shares were sold in 1998.

      In 1998, Ehud D. Laska, a director of the Company, provided advisory services to the Company through a privately owned consulting firm in connection with an acquisition by the Company.
The Company paid $147,000 for such services in 1998.

      Richard B. Salomon, a director of the Company, is also a partner in the law firm of Salans Hertzfeld Heilbronn Christy & Viener, which represents the Company on various legal matters from time to time. In 1998 and 1997, Salans Hertzfeld Heilbronn Christy & Viener received total payments of $615,000 and $282,000, respectively, from the Company for legal services and costs.

      At the beginning of 1998, Gary S. Goldstein, an officer and director of the Company, was indebted to the Company under a loan in the amount of $637,846, bearing interest at the rate of 6.53 percent per annum. The loan originated in 1993 in connection with transactions that pre-dated the Company becoming a public company. This loan was repaid in full by Mr. Goldstein in March 1998.

                            FORM 10-K

     Upon written request, the Company will provide to stockholders, without charge, a copy of the Company's annual report on Form 10-K for the year ended December 31, 1998, as filed with the Securities and Exchange Commission. Requests should be directed to Barry S. Roseman, President, Headway Corporate Resources, Inc., 850 Third Avenue, 11th Floor, New York, NY 10022.

                          OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other matters which may come before the Annual Meeting. However, if any matters other than those referred to herein should be presented properly for consideration and action at the Annual Meeting, or any adjournment or postponement thereof, the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

     Please sign the enclosed proxy and return it in the enclosed return envelope.

Dated:  May 14, 1999

                                                       Appendix A

                HEADWAY CORPORATE RESOURCES, INC.

                   AMENDED 1993 INCENTIVE PLAN
                   (As Amended April 14, 1999)

     1. Purpose. The purpose of the 1993 Incentive Plan (the "Plan") is to aid the Company and its Subsidiaries in attracting, retaining and motivating directors, officers, employees, and consultants of the Company by providing them with incentives for making significant contributions to the growth and profitability of the Company. The Plan is designed to accomplish this goal by offering stock options and other incentive awards, thereby providing Participants with a proprietary interest in the growth, profitability, and success of the Company.

     2.   Definitions.

     (a) Award. Any form of stock option, stock appreciation right, stock unit, restricted stock, restricted stock unit, performance share, performance unit, or cash award granted under the Plan, whether granted singly, in combination or in tandem, pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives, and in accordance with the terms and conditions, of the Plan.

     (b) Award Agreement. An agreement between the Company and a Participant setting forth the terms, conditions and limitations applicable to an Award.

     (c)  Board.  The Board of Directors of the Company.

     (d)   Code.   The Internal Revenue Code of 1986, as  amended
from time to time.

     (e)  Committee.  The Executive Compensation Committee of the
Board (or such other Committee designated by resolution of the Board), which shall have the authority to control and manage the operation and administration of the Plan.

     (f) Company. Headway Corporate Resources, Inc., and its successors.

     (g) Exchange Act. Securities Exchange Act of 1934, as amended, together with the rules and regulations thereunder.

     (h)   Fair  Market  Value.  For purposes of determining  the
"Fair Market Value" of a share of stock as of any date, the following rules shall apply:

           (i) If the principal market for the stock is a national securities exchange or the Nasdaq stock market, then the "Fair Market Value" as of that date shall be the mean between the lowest and highest sale price of the stock on that date on the principal exchange on which the stock is then listed or admitted for trading.

           (ii) If sale prices are not available or if the principal market for the stock is not a national securities exchange and the stock is not quoted on the Nasdaq stock market, then the "Fair Market Value" as of that date shall be the average between the highest bid and lowest asked prices for the stock reported on the Nasdaq OTC Bulletin Board or by the National Quotation Bureau or a comparable service.

           (iii) If the day is not a business day, and as a result, subparagraphs (i) and (ii) next above are inapplicable, then the "Fair Market Value" shall be determined as of the last preceding business day. If subparagraphs (i) and (ii) next above are otherwise inapplicable, then the "Fair Market Value" of the stock as of that date shall be determined in good faith by the Committee.

     (i) Participant. An officer, director, employee, and any consultant or other person providing services to the Company or a Subsidiary to whom an Award has been granted.

      (j)   Subsidiary.   Any  corporation, partnership,  limited
liability company, joint venture, or other entity during any period in which at least 50% voting or profits interest is owned, directly or indirectly, by the Company.

     (k)   Stock.   Authorized and issued or unissued  shares  of
Common Stock of the Company or any security issued in exchange or substitution therefor.

     3. Eligibility. Only officers, employees, directors, and consultants or other persons providing services to the Company or a Subsidiary (including transferees of Participants to the extent transfer is permitted by the Plan and applicable Award Agreement) are eligible to receive Awards under the Plan. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of Awards outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). An Award may be granted to a Participant in connection with hiring, engagement, retention, or otherwise, prior to the date the Participant first performs services for the Company or a Subsidiary; provided, that such Award shall not become vested prior to the date the Participant first performs such services.

     4. Stock Available for Awards. Subject to paragraph 12 hereof, a total of 3,771,000 shares of stock shall be available for issuance pursuant to Awards granted under the Plan. From time to time, the Board and appropriate officers of the Company shall file such documents with governmental authorities and, if the stock is listed on a national exchange or the Nasdaq stock market, with such stock exchange or market, as are required to make shares of stock available for issuance pursuant to Awards. Shares of stock related to Awards, or portions of Awards, that are forfeited, canceled or terminated, expire unexercised, are surrendered in exchange for other Awards, or are settled in cash in lieu of stock or in such manner that all or some of the shares of stock covered by an Award are not and will not be issued to a Participant, shall be restored to the total number of shares of stock available for issuance pursuant to Awards.

     5.   Administration.

     (a) The Committee. The authority to control and manage the operation and administration of the Plan shall be vested in the Committee (which may be the Compensation Committee of the Company as constituted from time to time by the Board if it meets the requirements of this paragraph). The Committee shall be selected by the Board, and shall consist solely of two or more members of the Board who are not employees and meet the eligibility requirements  of  an  "outside director" within  the  meaning  of
Section 162(m) of the Code. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

     (b)   Powers.   Subject to the provisions of the  Plan,  the
Committee shall have full and exclusive power to:

          (i) authorize and grant Awards to persons eligible to receive Awards under the Plan;

          (ii) establish the terms, conditions and limitations of
     each   Award  or  class  of  Awards  and,  subject  to   the
     restrictions imposed by paragraph 10, to cancel  or  suspend
     Awards;

          (iii)  construe and interpret the Plan  and  all  Award
     Agreements;

          (iv) grant waivers of Plan restrictions to the extent the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States;

          (v) adopt and amend such rules, procedures, regulations and guidelines for carrying out the Plan as it may deem necessary or desirable, and take any other action necessary for the proper operation and administration of the Plan, all of which powers shall be exercised in a manner consistent with the objectives, and in accordance with the terms and conditions, of the Plan;

          (vi) adopt such subplans as may be necessary or appropriate (1) to provide for the authorization and granting of Awards to promote specific goals or for the benefit of specific classes of Participants, (2) to provide for grants of Awards by means of formulae, standardized criteria, or otherwise, or (3) for any other purposes as are consistent with the objectives of the Plan, and to segregate shares of stock available for issuance under the Plan generally as being available specifically for the purposes of one or more subplans, and

          (vii) subject to paragraph 10 hereof, adopt modifications, amendments, rules, procedures, regulations, subplans and the like as may be necessary or appropriate (1) to comply with provisions of the laws of other countries in which the Company may operate in order to assure the effectiveness of Awards granted under the Plan and to enable Participants employed in such other countries to receive advantages and benefits under the Plan and such laws, (2) to effect the continuation, acceleration or modification of Awards under certain circumstances, including events which might constitute a Change in Control of the Company, or (3) for any other purposes as are consistent with the objectives of the Plan.

     (c) Committee Actions. All actions of the Committee with respect to the Plan shall require the vote of a majority of its members or, if there are only two members, by the vote of both. Any action of the Committee may be taken by a written instrument signed by a majority (or both members) of the Committee, and any action so taken shall be as effective as if it had been taken by a vote at a meeting. All determinations and acts of the Committee as to any matters concerning the Plan, including interpretations or constructions of the Plan and any Award Agreement, shall be conclusive and binding on all Participants and on any parties validly claiming through any Participants. In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and bylaws of the Company, and applicable state corporate law.

     (d) Delegation of Authority. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

     6. Awards. The Committee shall determine the types and timing of Awards to be made to each Participant and shall set forth in the related Award Agreement the terms, conditions and limitations applicable to each Award. Awards may include, but are not limited to, those listed below in this paragraph 6. Awards may be granted singly, in combination or in tandem, or in substitution for Awards previously granted under the Plan. Awards may also be made in combination or in tandem with, in substitution for, or as alternatives to, grants or rights under any other benefit plan of the Company, including any such plan of any entity acquired by, or merged with or into, the Company. Awards shall be effected through Award Agreements executed by the Company in such forms as are approved by the Committee from time to time. The Committee may determine to make any or all of the following Awards in accordance with then following requirements:

     (a) Stock Options. A grant of a right to purchase a specified number of shares of stock at an exercise price and during a specified period, all as determined by the Committee. Without limitation, a stock option may be in the form of (i) an incentive stock option which, in addition to being subject to such terms, conditions and limitations as are established by the Committee, complies with Section 422 of the Code or (ii) a non-qualified stock option subject to such terms, conditions and limitations as are established by the Committee.

     (b) Stock Appreciation Rights. A right to receive a payment, in cash or stock, equal to the excess of the Fair Market Value (or other specified valuation) of a specified number of shares of stock on the date the stock appreciation right ("SAR") is exercised over the Fair Market Value (or other specified valuation) on the date of grant of the SAR.

     (c) Stock Awards. An Award made in stock or denominated in units of stock. The eventual amount, vesting or issuance of a stock Award may be subject to future service, performance, and such other restrictions and conditions as may be established by the Committee. Stock Awards may be based on Fair Market Value or another specified valuation.

     (d)   Cash  Awards.  An Award made or denominated  in  cash.
The eventual amount of a cash Award may be subject to future service and such other restrictions and conditions as may be established by the Committee.

     (e) Dividend Equivalency. Dividend equivalency rights, on a current or deferred basis, may be extended to and be made part of any Award denominated in whole or in part in stock or units of stock, subject to such terms, conditions and restrictions as the Committee may establish.

     (f) Acceleration. Notwithstanding the provisions of this paragraph 6, Awards may be subject to acceleration of exercisability or vesting on the occurrence of a specified event as determined by the Committee under and in accordance with the terms and conditions of the Plan.

      (g) Exercise Price. The "Exercise Price" of each Award granted shall be established by the Committee or shall be determined by a method established by the Committee at the time the Award is granted. The Exercise Price shall not be less than 100% of the Fair Market Value of a share of stock on the date of grant of the award; provided, that if the Award is granted in connection with the Participant's hiring, promotion, or similar event, the Exercise Price may be not less than the Fair Market Value of the stock on the date on which the Participant is hired or promoted (or similar event), if the grant of the Award occurs not more than 90 days after the date of such hiring, promotion, or other event; and further provided, that an exercise price less than 100%, but not less than 75%, of Fair Market Value may be established under circumstances in which the Committee deems a lesser Exercise Price to be appropriate to carry out the objectives of the Plan and to be consistent with the best interests of the Company.

     (h) Award Conditions. All or part of any Award may be subject to conditions established by the Committee, and set forth in the Award Agreement, which conditions may include, without limitation, achievement of specific business objectives, increases in specified indices, attainment of growth rates and other measurements of Company performance. No more than 500,000 shares of stock subject to Awards that are stock options, stock appreciation rights, stock units, restricted stock, restricted stock units, performance shares, or performance units, and are intended to be "performance-based compensation" as that term is used in Section 162(m) of the Code shall be granted to any one individual with respect to services rendered in any given calendar year, and such Award shall not be granted by the Committee later than 15 days following the date on which the independent accounting firm of the Company issues its audit report on the financial statements of the Company for the applicable calendar year. Cash Awards that are intended to be "performance-based compensation" as that term is used in Section 162(m) of the Code granted to any one individual with respect to services rendered in any given calendar year shall not exceed 2% of Revenues as reflected in the annual audited financial statements of the Company for such calendar year, and such Award shall not be granted by the Committee later than 15 days following the date on which the independent accounting firm of the Company issues its audit report on the financial statements of the Company for the applicable calendar year. Any such Award designated to be "performance-based compensation" shall be conditioned on the achievement of one or more performance measures and shall be made during the period required under
Section  162(m) of the Code.  For any fiscal year  in  which  the
Company has positive income from continuing operations the Committee may grant awards intended to be performance-based compensation within the meaning of Section 162(m). Other "performance measures" that may be used by the Committee for such Awards shall be based on one or more of the following, as selected by the Committee:

           (i)  operating profits (including EBITDA), net profits,
earnings   per  share,  profit  returns  and  margins,  revenues,
shareholder return and/or value, stock price, working capital, shareholder equity, or economic profit, which may be measured on a Company, Subsidiary, or business unit basis; or

           (ii) any one or more of the performance criteria set forth in the next preceding subparagraph (i) measured on the basis of a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance criteria;

provided, that profit, earnings, and revenues used for any performance measure shall exclude: gains or losses on operating asset sales or dispositions; litigation or claim judgments or settlements; accruals for historic environmental obligations; effect of changes in tax law or rate on deferred tax liabilities; accruals for reorganization and restructuring programs; uninsured catastrophic property losses; the cumulative effect of changes in accounting principles; and any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30.

     7. Payment Under Awards. Payment by the Company pursuant to Awards may be made in the form of cash, stock or combinations thereof and may be subject to such restrictions as the Committee determines, including, in the case of stock, restrictions on transfer and forfeiture provisions. Stock subject to transfer restrictions or forfeiture provisions is referred to herein as "Restricted Stock". The Committee may provide for payments to be deferred, such future payments to be made in installments or by lump-sum payment. The Committee may permit selected Participants to elect to defer payments of some or all types of Awards in accordance with procedures established by the Committee to assure that such deferrals comply with applicable requirements of the Code.

     The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and of dividend equivalencies on deferred payments to be made in stock or units of stock.

     At the discretion of the Committee, a Participant may be offered an election to substitute an Award for another Award or Awards, or for awards made under any other benefit plan of the Company, of the same or different, type.

     8. Stock Option Exercise. The price at which shares of stock may be purchased upon exercise of an Award shall be paid in full at the time of the exercise, in cash or, if permitted by the Committee, by (a) tendering stock or surrendering another Award, including Restricted Stock, or an option or other award granted under another benefit plan of the Company, in each case valued at, or on the basis of, Fair Market Value on the date of exercise, (b) delivery of a promissory note issued by a Participant to the Company, containing terms and conditions determined by the Committee, or (c) any other means acceptable to the Committee. The Committee shall determine acceptable methods for tendering stock or surrendering other Awards or grants and may impose such conditions on the use of stock or other Awards or grants to exercise an Award, as it deems appropriate. If shares of Restricted Stock are tendered as consideration for the exercise of an Award, the Committee may require that the number of shares issued upon exercise of the Award equal to the number of shares of Restricted Stock used as consideration therefor be subject to the same restrictions as the Restricted Stock so surrendered and any other restrictions as may be imposed by the Committee. The Committee may also permit Participants to exercise Awards and simultaneously sell some or all of the shares of stock so acquired pursuant to a brokerage or similar arrangement, which provides for the payment of the exercise price substantially concurrently with the delivery of such shares.

     9. Tax Withholding. The Company shall have the right to deduct applicable taxes from any Award payment or shares of stock receivable under an Award and to withhold an appropriate number of shares of stock for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all tax withholding obligations. In addition, the Committee may permit Participants to elect to (a) have the Company deduct applicable taxes resulting from any Award payment to, or exercise of an Award by, such Participant by withholding an appropriate number of shares of stock for payment of tax obligations, (b) tender to the Company for the purpose of satisfying tax payment obligations other stock held by the Participant. If the Company withholds shares of stock to satisfy tax payment obligations, the value of such stock in general shall be its Fair Market Value on the date of the Award payment or the date of exercise of an Award, as the case may be. If a Participant tenders shares of stock pursuant to clause (b) above to satisfy tax payment obligations, the value of such stock shall be the Fair Market Value on the date the Participant tenders such stock to the Company.

     10. Amendment, Modification, Suspension or Termination of the Plan. The Board may amend, modify, suspend or terminate the Plan, or adopt subplans under the Plan. The Plan may not be amended without the approval of the holders of a majority of the shares of stock voting on such amendment to (i) materially increase the aggregate number of shares of stock that may be issued under the Plan (except for any increase resulting from adjustments pursuant to paragraph 12 hereof) or (ii) materially modify the requirements as to eligibility for participation in the Plan. No amendment of the Plan shall alter, impair, amend, modify, suspend or terminate any rights of a Participant or obligation of the Company under any Awards theretofore granted without the consent of the affected Participant.

    11. Nonassignability. Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

    12. Adjustments; Reduction in Number of Shares of Stock Available for Awards. In the event of any change in the outstanding stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event, the Committee shall adjust proportionally (a) the number of shares of stock (i) reserved under the Plan, (ii) available for options or other Awards and
(iii) covered by outstanding Awards denominated in stock or units of stock; (b) the prices related to outstanding Awards; and (c) the appropriate Fair Market Value and other price determinations for such Awards. In the event of any other change affecting the stock or any distribution (other than normal cash dividends) to holders of stock, the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized to issue or assume stock options or other awards, whether or not in a transaction to which Section 425(a) of the Code applies, by means of substitution of new stock options or Awards for previously issued options or awards or an assumption of previously issued stock options or awards. Except as expressly provided in this paragraph 12, the issuance by the Company of shares of stock or of securities convertible into shares of stock of any class for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or other securities, and in any case whether or not for Fair Market Value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of stock subject to Awards theretofore granted.

     13. Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Committee, c/o the Secretary of the Company, and shall become effective when received by the Secretary.

     14. Unfunded Plan. Insofar as the Plan provides for Awards of cash or stock, the Plan shall be unfunded unless and until the Board otherwise determines. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. Unless the Board otherwise determines, (a) the Company shall not be required to segregate any assets that may at any time be represented by cash, stock or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, stock or rights thereto to be granted under the Plan; (b) any liability of the Company to any Participant with respect to a grant of cash, stock or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and an Award Agreement; (c) no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company; and (d) neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by or pursuant to the Plan.

     15. Payments to Trust. Notwithstanding the provisions of paragraph 14 hereof, the Committee may cause to be established one or more trust agreements pursuant to which the Committee may make payments of cash, or deposit shares of stock, due or to become due under the Plan to Participants.

     16.   No  Right to Employment.  Neither the adoption of  the
Plan nor the granting of any Award shall confer on any Participant any right to continued employment or association with the Company or in any way interfere with the Company's right to terminate the employment or association of any Participant at any time, with or without cause, and without liability therefor. Awards, payments and other benefits received by a Participant under the Plan shall not be deemed a part of the Participant's regular, recurring compensation for any purpose, including, without limitation, for the purposes of any termination indemnity or severance pay law of any jurisdiction.

     17. Indemnification of Board. The members of the Committee and the Board shall be indemnified, to the full extent permitted by the Certificate of Incorporation and by-laws of the Company, in connection with any action, suit or proceeding or in connection with any appeal therein or settlement thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder.

     18. Effective and Termination Dates. The Plan, and any amendment hereof requiring stockholder approval, shall become effective as of the date of its adoption by the Board, subject to the subsequent approval of the stockholders of the Company by the affirmative vote of a majority of the votes cast at a stockholders' meeting at which the approval of the Plan (or any such amendment) is considered. The Plan shall terminate June 23, 2009, subject to earlier termination by the Board pursuant to paragraph 10 hereof, except as to Awards then outstanding.

                      [Proxy Form Appendix]

                HEADWAY CORPORATE RESOURCES, INC.
                  850 THIRD AVENUE, 11TH FLOOR
                    NEW YORK, NEW YORK  10022

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Gary S. Goldstein and Barry
S. Roseman as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Headway Corporate Resources, Inc. (the "Company") held of record by the undersigned on May 5, 1999, at the Annual Meeting of Stockholders to be held on June 24, 1999, and at any adjournment or postponement thereof.

Proposal No. 1  The election of each of the following persons  as
                Class 1 directors of the Company

     (1) Gary S. Goldstein  (2) Barry S. Roseman  (3) Bruce R. Ellig

             [ ]   For  all nominees
             [ ]   Withhold all nominees
             [ ]   Withhold  authority to vote for any individual nominee.
                    Write number(s) of nominee(s) ____

Proposal No. 2  Approve Amended 1993 Incentive Plan

        [ ] For                [ ] Against             [ ] Abstain

Proposal No. 3  Ratification of the appointment of Ernst & Young LLP as independent auditors

        [ ] For                [ ] Against             [ ] Abstain

Note The proxies are authorized to vote in accordance with their judgment on any matters other than those referred to herein that are properly presented for consideration and action at the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted for Proposal No.'s 1, 2 and 3.

All other proxies heretofore given by the undersigned to vote shares of stock of the Company, which the undersigned would be entitled to vote if personally present at the Annual Meeting or any adjournment or postponement thereof, are hereby expressly revoked.


                     Dated:________________________________, 1999


                     ____________________________________________


                     ____________________________________________

Please sign it exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer or person.

Please mark, sign, date and promptly return the proxy card using the enclosed envelope. If your address is incorrectly shown, please print changes.